J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 23, 2024

to the Current Prospectuses, as supplemented

Effective November 1, 2024 (the “Effective Date”), the Fund has adopted an investment policy whereby, as a temporary defensive measure, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. government or its agencies or instrumentalities.

To reflect this change, on the Effective Date, the “More About the Funds — Temporary Defensive Positions” section of each Prospectus is amended to add the following.

100% U.S. Treasury Securities Money Market Fund

As a temporary defensive measure, the Fund may invest up to 20% of its total assets in (1) debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and (2) repurchase agreements that are secured by U.S. Treasury securities.

In addition, on the Effective Date, the “More About the Funds — Temporary Defensive Positions — Temporary Defensive Position Risk — 100% U.S. Treasury Securities Money Market Fund” section of each Prospectus is amended as follows:

100% U.S. Treasury Securities Money Market Fund

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

Investments in the securities enumerated as investments permissible as a temporary defensive measure above pose additional risks. Investments in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or Government-Sponsored Enterprises (“GSEs”) may include Ginnie Mae, Fannie Mae, or Freddie Mac securities. Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Investments in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or GSEs may also be subject to prepayment and call risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. Additionally, for securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government, the Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default.

SUP-100ST-824

The addition of repurchase agreements will cause additional state tax consequences to shareholders of the Fund. Consult your tax professional for more information

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUSES FOR FUTURE REFERENCE